UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	July 24, 2020

LA-Z-BOY INCORPORATED
(Exact name of registrant as specified in its charter)

Michigan	1-9656	38-0751137
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

One La-Z-Boy Drive,	Monroe,	Michigan	48162-5138
(Address of principal executive offices)			(Zip Code)
Registrant's telephone number, including area code (734) 242-1444

N/A
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	LZB	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Following consideration of business performance, liquidity and trends during the first quarter of fiscal year 2021, effective August 1, 2020, the Compensation Committee of the Board of Directors (the “Board”) of La-Z-Boy Incorporated (the “Company”) approved restoring the base salaries of the Company’s named executive officers to the respective base salaries that were in effect prior to March 29, 2020, when the Company implemented a 50% reduction of the base salaries of the named executive officers in connection with its COVID-19 Action Plan. The named executive officers’ annual base salaries will be restored as follows, effective August 1, 2020: Kurt L. Darrow - $1,056,000, Melinda D. Whittington - $557,000, Darrell D. Edwards - $534,000, Otis S. Sawyer - $461,000, and Stephen K. Krull - $402,000.

All other material elements of such named executive officers’ compensation remain unchanged.

Item 7.01  Regulation FD Disclosure.
Following consideration of the business performance, liquidity and trends during the first quarter of fiscal year 2021, the Company re-evaluated certain cost-reduction measures that were previously announced on March 29, 2020, as part of the Company’s COVID-19 Action Plan. Based upon such evaluation, the following actions are being taken:

•	effective for payroll periods commencing on or after August 1, 2020, the Company will reinstate its 401(k) match for all qualifying employees; and

•
effective August 1, 2020, the Board approved the restoration of all elements of cash compensation payable to non-employee directors under the Company’s director compensation program to the amounts previously approved by the Board on February 26, 2020.

The information provided pursuant to this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under that Section and shall not be deemed incorporated by reference into any filing of the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LA-Z-BOY INCORPORATED
(Registrant)

Date: July 30, 2020

BY:/s/Lindsay A. Barnes
Lindsay A. Barnes Vice President, Corporate Controller, Chief Accounting Officer and Treasurer